Exhibit (c)(3) Strictly Confidential Project Gaia Public M&A Premiums Analysis Merrill Lynch Japan Securities Investment Banking Division December 6, 2019Exhibit (c)(3) Strictly Confidential Project Gaia Public M&A Premiums Analysis Merrill Lynch Japan Securities Investment Banking Division December 6, 2019

CONFIDENTIAL Notice to Recipient Confidential “Bank of America” and “BofA Securities” are the marketing names used by the Global Banking and Global Markets divisions of Bank of America Corporation. Lending, other commercial banking activities, and trading in certain financial instruments are performed globally by banking affiliates of Bank of America Corporation, including Bank of America, N.A., Member FDIC. Trading in securities and financial instruments, and strategic advisory, and other investment banking activities, are performed globally by investment banking affiliates of Bank of America Corporation (“Investment Banking Affiliates”), including, in the United States, BofA Securities, Inc. and Merrill Lynch Professional Clearing Corp., both of which are registered broker-dealers and Members of SIPC, and, in other jurisdictions, by locally registered entities. BofA Securities, Inc. and Merrill Lynch Professional Clearing Corp. are registered as futures commission merchants with the CFTC and are members of the NFA. Bank of America and BofA Securities entities (for example Bank of America Merrill Lynch International Designated Activity Company and BofA Securities Europe SA) and branches provide financial services to the clients of Bank of America and BofA Securities and may outsource/delegate the marketing and/or provision of certain services or aspects of services to other branches or members of the BAC Group (for example in the UK). Your service provider will remain the entity/branch specified in your onboarding documentation and/or other contractual or marketing documentation even where you communicate with staff that operate from a different entity or branch which is acting for and on behalf of your contractual service provider in their communications with you. If you are unsure who your contractual service provider is or will be please contact your usual contact. For Bank of America or BofA Securities entities in EMEA, please see additional information via the following link: https://www.bofaml.com/content/dam/boamlimages/documents/articles/ID17_1174/bofaml_entity_list.pdf Investment products offered by Investment Banking Affiliates: Are Not FDIC Insured * May Lose Value * Are Not Bank Guaranteed. These materials have been prepared by one or more subsidiaries of Bank of America Corporation for the Special Committee of the Board of Directors (the “Committee”) of the company code-names “London”, (the “Company”) in connection with an actual or potential mandate or engagement and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with us. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by us. We assume no responsibility for independent investigation or verification of such information (including, without limitation, data from third party suppliers) and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the managements of the Company and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company and are being furnished and should be considered only in connection with other information, oral or written, being provided by us in connection herewith. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Bank of America Corporation or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. These materials are for discussion purposes only and are subject to our review and assessment from a legal, compliance, accounting policy and risk perspective, as appropriate, following our discussion with the Committee. We assume no obligation to update or otherwise revise these materials. These materials have not been prepared with a view toward public disclosure under applicable securities laws or otherwise, are intended for the benefit and use of the Committee, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without our prior written consent. These materials may not reflect information known to other professionals in other business areas of Bank of America Corporation and its affiliates. Any League Tables referenced within these materials have been prepared using data sourced from external third party providers as outlined in the relevant footnotes where applicable. For persons wishing to request further information regarding these third party providers and the criteria and methodology used to prepare a league table please contact your usual Bank of America or BofA Securities representative/Relationship Manager. Bank of America Corporation and its affiliates (collectively, the “BAC Group”) comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and strategic advisory services and other commercial services and products to a wide range of corporations, governments and individuals, domestically and offshore, from which conflicting interests or duties, or a perception thereof, may arise. In the ordinary course of these activities, parts of the BAC Group at any time may invest on a principal basis or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions, for their own accounts or the accounts of customers, in debt, equity or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, potential counterparties or any other company that may be involved in a transaction. Products and services that may be referenced in the accompanying materials may be provided through one or more affiliates of Bank of America Corporation. We have adopted policies and guidelines designed to preserve the independence of our research analysts. The BAC Group prohibits employees from, directly or indirectly, offering a favorable research rating or specific price target, or offering to change a rating or price target to a subject company as consideration or inducement for the receipt of business or for compensation and the BAC Group prohibits research analysts from being directly compensated for involvement in investment banking transactions. The views expressed herein are the views solely of Global Corporate and Investment Banking, and no inference should be made that the views expressed represent the view of the firm’s research department. We are required to obtain, verify and record certain information that identifies the Company, which information includes the name and address of the Company and other information that will allow us to identify the Company in accordance, as applicable, with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) and such other laws, rules and regulations as applicable within and outside the United States. We do not provide legal, compliance, tax or accounting advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by us to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed herein is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything that may appear herein or in other materials to the contrary, the Company shall be permitted to disclose the tax treatment and tax structure of a transaction (including any materials, opinions or analyses relating to such tax treatment or tax structure, but without disclosure of identifying information or any nonpublic commercial or financial information (except to the extent any such information relates to the tax structure or tax treatment)) on and after the earliest to occur of the date of (i) public announcement of discussions relating to such transaction, (ii) public announcement of such transaction or (iii) execution of a definitive agreement (with or without conditions) to enter into such transaction; provided, however, that if such transaction is not consummated for any reason, the provisions of this sentence shall cease to apply.CONFIDENTIAL Notice to Recipient Confidential “Bank of America” and “BofA Securities” are the marketing names used by the Global Banking and Global Markets divisions of Bank of America Corporation. Lending, other commercial banking activities, and trading in certain financial instruments are performed globally by banking affiliates of Bank of America Corporation, including Bank of America, N.A., Member FDIC. Trading in securities and financial instruments, and strategic advisory, and other investment banking activities, are performed globally by investment banking affiliates of Bank of America Corporation (“Investment Banking Affiliates”), including, in the United States, BofA Securities, Inc. and Merrill Lynch Professional Clearing Corp., both of which are registered broker-dealers and Members of SIPC, and, in other jurisdictions, by locally registered entities. BofA Securities, Inc. and Merrill Lynch Professional Clearing Corp. are registered as futures commission merchants with the CFTC and are members of the NFA. Bank of America and BofA Securities entities (for example Bank of America Merrill Lynch International Designated Activity Company and BofA Securities Europe SA) and branches provide financial services to the clients of Bank of America and BofA Securities and may outsource/delegate the marketing and/or provision of certain services or aspects of services to other branches or members of the BAC Group (for example in the UK). Your service provider will remain the entity/branch specified in your onboarding documentation and/or other contractual or marketing documentation even where you communicate with staff that operate from a different entity or branch which is acting for and on behalf of your contractual service provider in their communications with you. If you are unsure who your contractual service provider is or will be please contact your usual contact. For Bank of America or BofA Securities entities in EMEA, please see additional information via the following link: https://www.bofaml.com/content/dam/boamlimages/documents/articles/ID17_1174/bofaml_entity_list.pdf Investment products offered by Investment Banking Affiliates: Are Not FDIC Insured * May Lose Value * Are Not Bank Guaranteed. These materials have been prepared by one or more subsidiaries of Bank of America Corporation for the Special Committee of the Board of Directors (the “Committee”) of the company code-names “London”, (the “Company”) in connection with an actual or potential mandate or engagement and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with us. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by us. We assume no responsibility for independent investigation or verification of such information (including, without limitation, data from third party suppliers) and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the managements of the Company and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company and are being furnished and should be considered only in connection with other information, oral or written, being provided by us in connection herewith. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Bank of America Corporation or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. These materials are for discussion purposes only and are subject to our review and assessment from a legal, compliance, accounting policy and risk perspective, as appropriate, following our discussion with the Committee. We assume no obligation to update or otherwise revise these materials. These materials have not been prepared with a view toward public disclosure under applicable securities laws or otherwise, are intended for the benefit and use of the Committee, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without our prior written consent. These materials may not reflect information known to other professionals in other business areas of Bank of America Corporation and its affiliates. Any League Tables referenced within these materials have been prepared using data sourced from external third party providers as outlined in the relevant footnotes where applicable. For persons wishing to request further information regarding these third party providers and the criteria and methodology used to prepare a league table please contact your usual Bank of America or BofA Securities representative/Relationship Manager. Bank of America Corporation and its affiliates (collectively, the “BAC Group”) comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and strategic advisory services and other commercial services and products to a wide range of corporations, governments and individuals, domestically and offshore, from which conflicting interests or duties, or a perception thereof, may arise. In the ordinary course of these activities, parts of the BAC Group at any time may invest on a principal basis or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions, for their own accounts or the accounts of customers, in debt, equity or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, potential counterparties or any other company that may be involved in a transaction. Products and services that may be referenced in the accompanying materials may be provided through one or more affiliates of Bank of America Corporation. We have adopted policies and guidelines designed to preserve the independence of our research analysts. The BAC Group prohibits employees from, directly or indirectly, offering a favorable research rating or specific price target, or offering to change a rating or price target to a subject company as consideration or inducement for the receipt of business or for compensation and the BAC Group prohibits research analysts from being directly compensated for involvement in investment banking transactions. The views expressed herein are the views solely of Global Corporate and Investment Banking, and no inference should be made that the views expressed represent the view of the firm’s research department. We are required to obtain, verify and record certain information that identifies the Company, which information includes the name and address of the Company and other information that will allow us to identify the Company in accordance, as applicable, with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) and such other laws, rules and regulations as applicable within and outside the United States. We do not provide legal, compliance, tax or accounting advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by us to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed herein is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything that may appear herein or in other materials to the contrary, the Company shall be permitted to disclose the tax treatment and tax structure of a transaction (including any materials, opinions or analyses relating to such tax treatment or tax structure, but without disclosure of identifying information or any nonpublic commercial or financial information (except to the extent any such information relates to the tax structure or tax treatment)) on and after the earliest to occur of the date of (i) public announcement of discussions relating to such transaction, (ii) public announcement of such transaction or (iii) execution of a definitive agreement (with or without conditions) to enter into such transaction; provided, however, that if such transaction is not consummated for any reason, the provisions of this sentence shall cease to apply.

CONFIDENTIAL Japan Public M&A Premium (1) TO Premium of Public Japanese 100% Acquisition Transactions since 2010 (deal value greater than JPY 50bn) : Take Private of Public Subsidiaries by Parents Announcement Offer Period Deal Size Premium / (Discount) % of Shares % of Shares # Acquirer Target Date Start Date End Date (JPY bn) to Market 1 month avg. 3 month avg. 6 month avg. Held Before Held After 1 ORIX Corporation Daikyo Incorporated 2018/10/26 2018/10/29 2018/12/10 77 28.7% 34.6% 32.8% 26.0% 67.9% 94.1% 2 Johnson & Johnson Ci:z Holdings Co., Ltd. 2018/10/23 2018/10/29 2019/01/10 150 52.7% 51.2% 33.7% 19.2% 47.9% 89.0% 3 NTT-SH Corporation NTT Urban Development Corporation 2018/10/15 2018/10/16 2018/11/27 181 28.6% 31.8% 39.0% 39.4% 67.3% 95.2% 4 Hakuhodo Dy Holdings Incorporated D.A. Consortium Holdings, Inc. 2018/08/06 2018/08/07 2018/09/18 114 37.7% 32.5% 33.4% 42.0% 53.8% 97.1% 5 BCPE Madison CaymanL.P. (Bain Capital) ASATSU-DK Inc. 2017/10/02 2017/10/03 2017/11/15 152 15.1% 20.7% 24.3% 26.4% 0.0% 87.0% 6 Sumitomo Realty & Development Co., Ltd. Sumitomo Real Estate Sales Co., Ltd. 2017/03/17 2017/03/21 2017/05/01 61 23.2% 24.2% 30.0% 38.5% 70.6% 97.2% 7 U-NEXT SPC1 Usen Corporation 2017/02/13 2017/02/14 2017/03/28 62 18.8% 17.2% 21.3% 31.9% 49.0% 87.0% 8 JDL Technical Inc. Japan Digital Laboratory Co., Ltd. 2016/10/31 2016/11/01 2016/12/20 50 47.7% 56.1% 63.7% 67.6% 42.9% 94.4% 9 VG Holdings One Co. Kinugawa Rubber Industrial Co., Ltd. 2016/03/11 2016/07/19 2016/08/30 53 34.5% 44.5% 32.9% 23.1% 0.0% 91.8% 10 Z Holdings Corporation Ikyu Corporation 2015/12/15 2015/12/16 2016/02/03 100 37.4% 39.2% 41.4% 38.1% 0.0% 94.3% 11 BCJ-12 K.K. (Bain Capital) Macromill, Inc. 2013/12/12 2013/12/12 2014/01/31 51 18.6% 24.4% 28.0% 20.4% 0.0% 93.5% 12 Sony Corporation Sony Network Communications Inc. 2012/08/09 2012/08/10 2012/09/20 61 71.5% 73.9% 85.3% 83.3% 58.1% 95.7% 13 UNY Group Holdings Co., Ltd. Circle K Sunkus Co. Ltd. 2012/02/16 2012/02/17 2012/04/02 77 33.9% 36.4% 40.1% 38.6% 49.2% 96.4% 14 Sumitomo Mitsui Banking Corp. Promise Co Ltd 2011/09/30 2011/10/18 2011/11/30 89 39.5% 47.3% 29.6% 28.1% 19.7% 83.9% 15 Levare KK Tachihi Enterprise 2011/08/30 2011/08/31 2011/10/19 52 57.1% 56.1% 44.9% 38.9% 40.7% 98.2% 16 Hitachi Transport System, Ltd. Vantec Corp. 2011/03/09 2011/03/10 2011/04/19 54 100.6% 96.5% 92.9% 93.5% 0.0% 89.9% 17 MM Holdings Culture Convenience Club Co., Ltd. 2011/02/03 2011/02/04 2011/03/22 70 32.7% 27.6% 35.3% 47.9% 40.3% 91.9% 18 TFW Co., Ltd. Nissin Healthcare Food 2010/08/12 2010/08/16 2010/10/04 50 50.9% 49.8% 52.6% 48.5% 67.4% 99.1% 19 Panasonic Corporation Panasonic Electric Works Co., Ltd. 2010/07/29 2010/08/23 2010/10/06 396 14.0% 22.0% 15.5% 7.1% 52.4% 84.1% 20 Panasonic Corporation Sanyo Electric Co. Ltd. 2010/07/29 2010/08/23 2010/10/06 422 16.9% 20.9% 8.3% 0.3% 50.3% 81.0% 21 Unicharm Corporation Unicharm Petcare Corp Tokyo Shs 2010/04/30 2010/05/06 2010/06/16 66 22.8% 25.0% 28.6% 27.4% 41.4% 97.3% 22 Boehringer Ingelheim Japan investment Ssp 2010/02/10 2010/02/15 2010/04/13 82 34.0% 39.0% 41.6% 43.3% 60.2% 93.8% All 100% Acquisition TO Transactions All Transactions Average: 37.1% 39.6% 38.9% 37.7% Median: 33.9% 35.5% 33.5% 38.3% Take Private of Public Subsidiaries by Parents All deals Average: 34.0% 36.5% 37.6% 36.5% Median: 28.7% 32.5% 33.4% 39.4% ____________________ Source: Company disclosures, Factset, SPEEDA (as of December 5, 2019) 1 (1) Excludes share buy-back transactions and transaction that had a leak prior to announcement (2) Top quartile of transactions based on premium levels to the 1-month average share price prior to announcementCONFIDENTIAL Japan Public M&A Premium (1) TO Premium of Public Japanese 100% Acquisition Transactions since 2010 (deal value greater than JPY 50bn) : Take Private of Public Subsidiaries by Parents Announcement Offer Period Deal Size Premium / (Discount) % of Shares % of Shares # Acquirer Target Date Start Date End Date (JPY bn) to Market 1 month avg. 3 month avg. 6 month avg. Held Before Held After 1 ORIX Corporation Daikyo Incorporated 2018/10/26 2018/10/29 2018/12/10 77 28.7% 34.6% 32.8% 26.0% 67.9% 94.1% 2 Johnson & Johnson Ci:z Holdings Co., Ltd. 2018/10/23 2018/10/29 2019/01/10 150 52.7% 51.2% 33.7% 19.2% 47.9% 89.0% 3 NTT-SH Corporation NTT Urban Development Corporation 2018/10/15 2018/10/16 2018/11/27 181 28.6% 31.8% 39.0% 39.4% 67.3% 95.2% 4 Hakuhodo Dy Holdings Incorporated D.A. Consortium Holdings, Inc. 2018/08/06 2018/08/07 2018/09/18 114 37.7% 32.5% 33.4% 42.0% 53.8% 97.1% 5 BCPE Madison CaymanL.P. (Bain Capital) ASATSU-DK Inc. 2017/10/02 2017/10/03 2017/11/15 152 15.1% 20.7% 24.3% 26.4% 0.0% 87.0% 6 Sumitomo Realty & Development Co., Ltd. Sumitomo Real Estate Sales Co., Ltd. 2017/03/17 2017/03/21 2017/05/01 61 23.2% 24.2% 30.0% 38.5% 70.6% 97.2% 7 U-NEXT SPC1 Usen Corporation 2017/02/13 2017/02/14 2017/03/28 62 18.8% 17.2% 21.3% 31.9% 49.0% 87.0% 8 JDL Technical Inc. Japan Digital Laboratory Co., Ltd. 2016/10/31 2016/11/01 2016/12/20 50 47.7% 56.1% 63.7% 67.6% 42.9% 94.4% 9 VG Holdings One Co. Kinugawa Rubber Industrial Co., Ltd. 2016/03/11 2016/07/19 2016/08/30 53 34.5% 44.5% 32.9% 23.1% 0.0% 91.8% 10 Z Holdings Corporation Ikyu Corporation 2015/12/15 2015/12/16 2016/02/03 100 37.4% 39.2% 41.4% 38.1% 0.0% 94.3% 11 BCJ-12 K.K. (Bain Capital) Macromill, Inc. 2013/12/12 2013/12/12 2014/01/31 51 18.6% 24.4% 28.0% 20.4% 0.0% 93.5% 12 Sony Corporation Sony Network Communications Inc. 2012/08/09 2012/08/10 2012/09/20 61 71.5% 73.9% 85.3% 83.3% 58.1% 95.7% 13 UNY Group Holdings Co., Ltd. Circle K Sunkus Co. Ltd. 2012/02/16 2012/02/17 2012/04/02 77 33.9% 36.4% 40.1% 38.6% 49.2% 96.4% 14 Sumitomo Mitsui Banking Corp. Promise Co Ltd 2011/09/30 2011/10/18 2011/11/30 89 39.5% 47.3% 29.6% 28.1% 19.7% 83.9% 15 Levare KK Tachihi Enterprise 2011/08/30 2011/08/31 2011/10/19 52 57.1% 56.1% 44.9% 38.9% 40.7% 98.2% 16 Hitachi Transport System, Ltd. Vantec Corp. 2011/03/09 2011/03/10 2011/04/19 54 100.6% 96.5% 92.9% 93.5% 0.0% 89.9% 17 MM Holdings Culture Convenience Club Co., Ltd. 2011/02/03 2011/02/04 2011/03/22 70 32.7% 27.6% 35.3% 47.9% 40.3% 91.9% 18 TFW Co., Ltd. Nissin Healthcare Food 2010/08/12 2010/08/16 2010/10/04 50 50.9% 49.8% 52.6% 48.5% 67.4% 99.1% 19 Panasonic Corporation Panasonic Electric Works Co., Ltd. 2010/07/29 2010/08/23 2010/10/06 396 14.0% 22.0% 15.5% 7.1% 52.4% 84.1% 20 Panasonic Corporation Sanyo Electric Co. Ltd. 2010/07/29 2010/08/23 2010/10/06 422 16.9% 20.9% 8.3% 0.3% 50.3% 81.0% 21 Unicharm Corporation Unicharm Petcare Corp Tokyo Shs 2010/04/30 2010/05/06 2010/06/16 66 22.8% 25.0% 28.6% 27.4% 41.4% 97.3% 22 Boehringer Ingelheim Japan investment Ssp 2010/02/10 2010/02/15 2010/04/13 82 34.0% 39.0% 41.6% 43.3% 60.2% 93.8% All 100% Acquisition TO Transactions All Transactions Average: 37.1% 39.6% 38.9% 37.7% Median: 33.9% 35.5% 33.5% 38.3% Take Private of Public Subsidiaries by Parents All deals Average: 34.0% 36.5% 37.6% 36.5% Median: 28.7% 32.5% 33.4% 39.4% ____________________ Source: Company disclosures, Factset, SPEEDA (as of December 5, 2019) 1 (1) Excludes share buy-back transactions and transaction that had a leak prior to announcement (2) Top quartile of transactions based on premium levels to the 1-month average share price prior to announcement

CONFIDENTIAL US Premiums Analysis US Public Companies: 2001 – 2019 YTD n Premiums have averaged ~26% since 2003 n Increase in premiums post-crisis generally a result of declining target company share prices n Historically, premiums have increased in volatile markets n Premiums now more in line with historical average 2014–2019 YTD 2001–2003 2004–2008 2009–2013 Historically Higher Premiums Premiums Average ~25% Premiums ~29% Premiums ~26% 1-Year Average in Declining Markets Premium 60.0% 40.0% 34.9% 34.5% 32.5% 31.0% 27.8% 28.0% 27.0% 26.8% 26.1% 26.1% 26.2% 25.9% 24.0% 21.8% 22.0% 21.8% 20.2% 19.8% 19.4% 20.0% 0.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD # of Deals 62 17 30 58 83 108 127 43 39 75 65 60 58 72 91 101 72 80 55 ____________________ Source: Dealogic as of October 31, 2019. 2 Note: Transactions include acquisitions over $1 billion of public companies that are traded on a US exchange. Excludes unsolicited transactions that have been withdrawn. CONFIDENTIAL US Premiums Analysis US Public Companies: 2001 – 2019 YTD n Premiums have averaged ~26% since 2003 n Increase in premiums post-crisis generally a result of declining target company share prices n Historically, premiums have increased in volatile markets n Premiums now more in line with historical average 2014–2019 YTD 2001–2003 2004–2008 2009–2013 Historically Higher Premiums Premiums Average ~25% Premiums ~29% Premiums ~26% 1-Year Average in Declining Markets Premium 60.0% 40.0% 34.9% 34.5% 32.5% 31.0% 27.8% 28.0% 27.0% 26.8% 26.1% 26.1% 26.2% 25.9% 24.0% 21.8% 22.0% 21.8% 20.2% 19.8% 19.4% 20.0% 0.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD # of Deals 62 17 30 58 83 108 127 43 39 75 65 60 58 72 91 101 72 80 55 ____________________ Source: Dealogic as of October 31, 2019. 2 Note: Transactions include acquisitions over $1 billion of public companies that are traded on a US exchange. Excludes unsolicited transactions that have been withdrawn.

CONFIDENTIAL US Premiums Analysis Tech Premiums Analysis: 2014 – 2019 YTD Average Premium to Spot Average Premium to 30-Day VWAP 39.0% 35.3% 36.1% 34.2% 32.7% 31.9% 31.3% 30.8% 29.8% 30.3% 29.6% 28.9% 2014 2015 2016 2017 2018 YTD 2019 2014 2015 2016 2017 2018 YTD 2019 Tech Tech Deals Deals 2014 - 2019 YTD Average 32.1% 2014 - 2019 YTD Average 33.8% 2014 - 2019 YTD Median 29.7% 2014 - 2019 YTD Median 31.5% 25th Percentile 18.7% 25th Percentile 21.7% 75th Percentile 43.5% 75th Percentile 43.0% Average Premium to 90-Day VWAP Average Premium to 52-Week High 39.8% 37.2% 33.4% 32.2% 32.2% 28.3% 7.8% 6.8% 5.6% 3.2% 0.0% 1.9% 2014 2015 2016 2017 2018 YTD 2019 2014 2015 2016 2017 2018 YTD 2019 Tech Tech Deals Deals 2014 - 2019 YTD Average 34.6% 2014 - 2019 YTD Average 3.8% 2014 - 2019 YTD Median 32.1% 2014 - 2019 YTD Median 5.6% 25th Percentile (7.4%) 25th Percentile 21.9% 75th Percentile 17.2% 75th Percentile 45.1% ________________ Source: FactSet and Dealogic Analytics as of October 31, 2019. 3 Note: Represents acquisitions of selected publicly traded U.S. companies in technology sector with transaction values greater than $1,000mm. (1) Represents 2014 –2019 YTD, all-cash control acquisitions of selected publicly traded U.S. companies in all sectors with transaction values greater than $1,000mm.CONFIDENTIAL US Premiums Analysis Tech Premiums Analysis: 2014 – 2019 YTD Average Premium to Spot Average Premium to 30-Day VWAP 39.0% 35.3% 36.1% 34.2% 32.7% 31.9% 31.3% 30.8% 29.8% 30.3% 29.6% 28.9% 2014 2015 2016 2017 2018 YTD 2019 2014 2015 2016 2017 2018 YTD 2019 Tech Tech Deals Deals 2014 - 2019 YTD Average 32.1% 2014 - 2019 YTD Average 33.8% 2014 - 2019 YTD Median 29.7% 2014 - 2019 YTD Median 31.5% 25th Percentile 18.7% 25th Percentile 21.7% 75th Percentile 43.5% 75th Percentile 43.0% Average Premium to 90-Day VWAP Average Premium to 52-Week High 39.8% 37.2% 33.4% 32.2% 32.2% 28.3% 7.8% 6.8% 5.6% 3.2% 0.0% 1.9% 2014 2015 2016 2017 2018 YTD 2019 2014 2015 2016 2017 2018 YTD 2019 Tech Tech Deals Deals 2014 - 2019 YTD Average 34.6% 2014 - 2019 YTD Average 3.8% 2014 - 2019 YTD Median 32.1% 2014 - 2019 YTD Median 5.6% 25th Percentile (7.4%) 25th Percentile 21.9% 75th Percentile 17.2% 75th Percentile 45.1% ________________ Source: FactSet and Dealogic Analytics as of October 31, 2019. 3 Note: Represents acquisitions of selected publicly traded U.S. companies in technology sector with transaction values greater than $1,000mm. (1) Represents 2014 –2019 YTD, all-cash control acquisitions of selected publicly traded U.S. companies in all sectors with transaction values greater than $1,000mm.

CONFIDENTIAL London Shares Daily Volume Traded Analysis Daily Volume Traded on the NYSE/TSE London Shares Daily Volume Traded Thousand shares 2,250 100.0% 88.7% 88.5% 86.2% 90.0% 2,000 82.6% 80.0% 1,750 1,674 70.0% 1,500 60.0% 1,250 50.0% 1,019 935 1,000 835 40.0% 750 30.0% 500 20.0% 370 250 152 10.0% 118 101 0 0.0% 1-month average 3-month avereage 6-month average 12-month average (11/5/2019 ~ 12/2/2019) (9/3/2019 ~ 12/2/2019) (6/3/2019 ~ 12/2/2019) (12/3/2018 ~ 12/2/2019) ：Number of London shares traded daily on the TSE ：Number of London shares traded daily on the NYSE ：Percentage of London shares traded on the TSE ________________ 4 Source: FactSet as of December 2, 2019 against the total London volume tradedCONFIDENTIAL London Shares Daily Volume Traded Analysis Daily Volume Traded on the NYSE/TSE London Shares Daily Volume Traded Thousand shares 2,250 100.0% 88.7% 88.5% 86.2% 90.0% 2,000 82.6% 80.0% 1,750 1,674 70.0% 1,500 60.0% 1,250 50.0% 1,019 935 1,000 835 40.0% 750 30.0% 500 20.0% 370 250 152 10.0% 118 101 0 0.0% 1-month average 3-month avereage 6-month average 12-month average (11/5/2019 ~ 12/2/2019) (9/3/2019 ~ 12/2/2019) (6/3/2019 ~ 12/2/2019) (12/3/2018 ~ 12/2/2019) ：Number of London shares traded daily on the TSE ：Number of London shares traded daily on the NYSE ：Percentage of London shares traded on the TSE ________________ 4 Source: FactSet as of December 2, 2019 against the total London volume traded